As filed with the Securities and Exchange Commission on February 16, 2000

                                                     REGISTRATION NO. 333-
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               TRISTAR CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                              13-3129318
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)               Identification No.)

   105 S. ST. MARY'S STREET, SUITE 1800                78205
          SAN ANTONIO, TEXAS                         (Zip Code)
 (Address of Principal Executive Offices)

                          1997 LONG-TERM INCENTIVE PLAN

                  NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN
                  TRISTAR CORPORATION AND RICHARD P. RIFENBURGH

                  NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN
                      TRISTAR CORPORATION AND AARON ZUTLER

                  NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN
                    TRISTAR CORPORATION AND ROBERT SPARACINO

                            (Full title of the Plan)

                                 ROBERT M. VIOLA
           SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               TRISTAR CORPORATION
                      105 S. ST. MARY'S STREET, SUITE 1800
                            SAN ANTONIO, TEXAS 78205
                     (Name and address of agent for service)

                                 (210) 402-2200
          (Telephone number, including area code, of agent for service)


                                  With Copy to:

                           FULBRIGHT & JAWORSKI L.L.P.
                             300 CONVENT, SUITE 2200
                            SAN ANTONIO, TEXAS 78205
                                 (210) 224-5575
                          ATTENTION: PHILLIP M. RENFRO


                         CALCULATION OF REGISTRATION FEE

=============================================================================================
                                          PROPOSED         PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT TO      MAXIMUM OFFERING    AGGREGATE OFFERING    AMOUNT OF
 TO BE REGISTERED    BE REGISTERED    PRICE PER UNIT(1)       PRICE(1)       REGISTRATION FEE
---------------------------------------------------------------------------------------------
 Common Stock,
 $.01 par value     1,578,400 shares     $5.96875            $9,421,075         $2,487.17
=============================================================================================

(1) Estimated in accordance with Rule 457(c) and (h) solely for the purpose of calculating the registration fee on the basis of the high and low prices of the common stock as reported in the NASDAQ Small Cap Market System on February 15, 2000.

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
                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE

            The following documents are hereby incorporated by reference in this Registration Statement:

            1. The Annual Report on Form 10-K of Tristar Corporation, a Delaware corporation (the "Registrant"), for the year ended August 28, 1999;

            2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended November 27, 1999;

            3. The Registrant's Current Report on Form 8-K filed November 30, 1999;

            4. The description of the Registrant's Common Stock, $.01 par value, set forth under the caption "Description of Capital Stock" contained in the Registrant's Form 8-A, filed by the Registrant with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on January 15, 1985.

            All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

ITEM 4.     DESCRIPTION OF SECURITIES

            Not Applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL

            Not Applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS

            Section 145 of the Delaware General Corporation Law empowers the Registrant to, and the Bylaws of the Registrant provide that it shall, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to be the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that, in the case of an action or suit by or in the right of the Registrant, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED

            Not applicable.

ITEM 8.     EXHIBITS


   EXHIBIT
   NUMBER                        DESCRIPTION OF EXHIBITS

     3.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference from Exhibit 3.1 to the Report on Form 8-K dated August 31, 1995).

     3.2 Bylaws of the Registrant (amended as of August 14, 1992) (incorporated by reference from Exhibit 3.2 to the Annual Report on Form 10-K for the year ended August 31, 1992).

     4.1 Form of Common Stock certificate (incorporated by reference from Exhibit 4.2 to the Quarterly Report on Form 10-Q for the quarterly period ended February 28, 1993).

    *4.2     Tristar Corporation 1997 Long-Term Incentive Plan.

    *4.3 Form of Option Agreement under the Tristar Corporation 1997 Long-Term Incentive Plan.

    *5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities being registered.

    *10.1 Non-Qualified Stock Option Agreement between Tristar Corporation and Richard P. Rifenburgh, as amended.

    *10.2 Non-Qualified Stock Option Agreement between Tristar Corporation and Aaron Zutler.

    *10.3 Non-Qualified Stock Option Agreement between Tristar Corporation and Robert Sparacino, as amended.

    *23.1    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).

    *23.2    Consent of PricewaterhouseCoopers LLP.

    *24.1 Powers of Attorney from the members of the Board of Directors of the Registrant (contained on signature page).

----------------
* filed herewith

ITEM 9.     UNDERTAKINGS

            The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act, that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on February ___, 2000.


                                    TRISTAR CORPORATION



                                    By: /s/ ROBERT M. VIOLA
                                            Robert M. Viola
                                            Senior Executive Vice President and
                                            Chief Financial Officer

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Richard R. Howard and Robert M. Viola, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                       TITLE                           DATE


________________________  President, Chief Executive        February _____, 2000
Richard R. Howard         Officer and a Director
                          (Principal Executive Officer)


                          Senior Executive Vice-President   February _____, 2000
________________________  and Chief Financial Officer
Robert M. Viola           (Principal Financial and
                          Accounting Officer)



                          Director                          February _____, 2000
________________________
Richard P. Rifenburgh


                          Director                          February _____, 2000
________________________
Viren S. Sheth


                          Director                          February _____, 2000
________________________
Robert A. Lerman


                          Director                          February _____, 2000
________________________
Jay J. Sheth

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Richard R. Howard and Robert M. Viola, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                       TITLE                           DATE


/s/ RICHARD R. HOWARD   President, Chief Executive          February _____, 2000
    Richard R. Howard   Officer and a Director
                        (Principal Executive Officer)


/s/ ROBERT M. VIOLA     Senior Executive Vice-President     February _____, 2000
    Robert M. Viola     and Chief Financial Officer
                        (Principal Financial and
                        Accounting Officer)


/s/ RICHARD P. RIFENBURGH      Director                     February _____, 2000
    Richard P. Rifenburgh


/s/ VIREN S. SHETH             Director                     February _____, 2000
    Viren S. Sheth


/s/ ROBERT A. LERMAN           Director                     February _____, 2000
    Robert A. Lerman


/s/ JAY J. SHETH               Director                     February _____, 2000
    Jay J. Sheth

                                INDEX TO EXHIBITS



    EXHIBIT
     NUMBER                        DESCRIPTION OF EXHIBITS

     3.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference from Exhibit 3.1 to the Report on Form 8-K dated August 31, 1995).

     3.2 Bylaws of the Registrant (amended as of August 14, 1992) (incorporated by reference from Exhibit 3.2 to the Annual Report on Form 10-K for the year ended August 31, 1992).

     4.1 Form of Common Stock certificate (incorporated by reference from Exhibit 4.2 to the Quarterly Report on Form 10-Q for the quarterly period ended February 28, 1993).

    *4.2    Tristar Corporation 1997 Long-Term Incentive Plan.

    *4.3 Form of Option Agreement under the Tristar Corporation 1997 Long-Term Incentive Plan.

    *5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities being registered.

   *10.1 Non-Qualified Stock Option Agreement between Tristar Corporation and Richard P. Rifenburgh, as amended.

   *10.2 Non-Qualified Stock Option Agreement between Tristar Corporation and Aaron Zutler.

   *10.3 Non-Qualified Stock Option Agreement between Tristar Corporation and Robert Sparacino, as amended.

   *23.1    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).

   *23.2    Consent of PricewaterhouseCoopers LLP.

   *24.1 Powers of Attorney from the members of the Board of Directors of the Registrant (contained on signature page).

----------------
* filed herewith